EXHIBIT 10.1

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (“Amendment”), dated as of April 20, 2021, is entered into by and between Crossroads Financial Group, LLC, a North Carolina limited liability company (as successor by assignment from Crossroads Financing, LLC herein called “LENDER”) and Energy Focus, Inc., a Delaware corporation (with tax identification# 94-3021850), (herein called “BORROWER”).

RECITALS:

a) LENDER and BORROWER are parties to a Loan and Security Agreement dated August 11, 2020 (hereinafter referred to as the “Agreement”).

b) BORROWER and LENDER have agreed to certain modifications of the Agreement as a result of the ongoing business relationship between the parties.

AGREEMENT

IN CONSIDERATION of the above recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.    The above recitals are true and correct and are incorporated herein by this reference.

2.    Each of the terms defined in the Agreement, unless otherwise defined herein, shall have the same meaning when used herein.

3.    In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall control.

        a.)    Section 1.2.57 is hereby deleted in its entirety and replaced with:

             1.2.57 “Maximum Amount” $3,500,000.

4.    Except as herein amended, the Agreement remains in full force and effect and binding upon the Borrower without any defenses, setoffs or counterclaims of any kind whatsoever.

5.    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

6.    This Amendment shall be governed by, construed under, and enforced in accordance with the internal laws of New York.

Signature page to follow:

EXHIBIT 10.1
IN WITNESS WHEREOF, the parties have executed and delivered this Amendment which shall be effective with the date of the Amendment.

BORROWER:

ENERGY FOCUS, INC
a Delaware Corporation

By:     /s/ Tod Andrew Nestor
Name: Tod Andrew Nestor
Title: President and CFO

LENDER:

CROSSROADS FINANCIAL GROUP,
LLC, a North Carolina limited liability company

By:     /s/ Lee Haskin
Name: Lee Haskin
Title: CEO